UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

(Date of Report (date of earliest event reported)): December 15, 2012


National Bancshares Corporation
(Exact name of registrant specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-14773
(Commission File Number)

34-1518564
IRS Employer Identification No.)

112 West Market Street, Orrville, Ohio
(Address of principal executive offices)

44667
(Zip Code)

(330) 682-1010
Registrants telephone number, including area code


[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

National Bancshares Corporation (the `Company`) has entered into an amendment (the `Amendment`) to its employment agreement with David C. Vernon whereby the Company and Mr. Vernon have agreed that the Employment Period under Mr. Vernon`s employment agreement will end on December 31, 2012, and all compensation to have been paid to Mr. Vernon under the employment agreement will be paid in one lump sum on or before December 31, 2012. Furthermore, pursuant to the Amendment, Mr. Vernon retired as a director of the Company as of December 15, 2012.

Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation


Date:  December 17, 2012

/s/ Mark R. Witmer
Mark R. Witmer
President and Chief Executive Officer